UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 28, 2016

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated as of November 1, 2016 (the “APA”), by and among WageWorks, Inc., a Delaware corporation (the “Company”), on the one hand, and ADP, LLC, a Delaware limited liability company (“ADP LLC”), and ADP Benefit Services KY, Inc., a Kentucky corporation (“ADP Benefit Services” and, together with ADP LLC, “ADP”), on the other hand, the Company has purchased certain of ADP’s assets (excluding client contracts, among other assets), and has assumed certain of ADP’s liabilities, in each case, relating to ADP’s (i) Consumer Health & Spending Accounts (CHSA) business (consisting of the flexible spending accounts (FSA), health reimbursement arrangements (HRA), health spending accounts (HSA), tuition reimbursement, and commuter services businesses) (the “CHSA Business”), and (ii) COBRA business (consisting of the COBRA and direct bill businesses) (the “COBRA Business” and, the COBRA Business together with the CHSA Business, the “Business”), in each case, subject to the terms and conditions of the APA (including, but not limited to, certain exclusions in respect of specific assets and liabilities relating to the Business) (the “Transaction”).

As consideration for the Transaction, ADP received approximately $235 million in cash.

In connection with the closing of the Transaction, and as part of the transactions contemplated by the APA, the Company and ADP entered into a Subcontracting Agreement, a Referral Agreement, a Transition Services Agreement, an Intellectual Property Licensing Agreement, and certain other ancillary agreements. Under the Subcontracting Agreement, the Company will service the client contracts of the Business that are retained by ADP, in each case, generally on a pass-through basis. Under the Referral Agreement, the Company and ADP have entered into a strategic relationship under which ADP may introduce new clients to the Company and its services. Under the Transition Services Agreement, ADP will provide the Company with certain services during a transitional period to assist the Company in operating the Business. Under the Intellectual Property Licensing Agreement, the Company will receive licenses to certain intellectual property from ADP.

Forward-Looking Statements

The statements made in this 8-K, and any other statements (whether written or oral) that are made by us or on our behalf (including, for the avoidance of doubt, in connection with any press release or other communications, or any SEC filings, in each case, referenced, or incorporated by reference, in this 8-K) that relate to the subject matter addressed herein, and that do not exclusively concern historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which forward-looking statements (whether written or oral) include, but are not limited to, forward-looking statements (whether written or oral) relating to the Company, the Transaction, and the expected effects of Transaction on the future condition, results of operation or general prospects of the Company. Without limiting the foregoing, these forward looking statements (whether written or oral) may be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “contemplate,” “assume,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “plan,” “intend,” “forecast,” “may,” “will,” “could,” “would,” “should,” and other words or expressions of similar meaning or import (including the negative of any such words or expressions). Prior to making any investment decision with respect to the Company, you must read and carefully consider these (and any other) forward-looking statements (whether written or oral) relating to the Company, the Transaction, and the expected effects of Transaction on the future condition, results of operation or general prospects of the Company. We caution that our actual results may be materially different from our expected results due to various risk factors and uncertainties, including with respect to (among other things): (i) the continued availability of tax-advantaged consumer-directed benefits to employers and employees; (ii) our ability to execute our current and future strategic plans and initiatives, including our new channel partner relationship with ADP; (iii) our ability to retain current customers, and acquire and retain future customers, including in connection with our new channel partner relationship with ADP; (iv) our ability to retain current employees, and acquire and retain future employees, in each case, as necessary for the operation of the Company’s business, including our new channel partner relationship with ADP; (v) the effect of any legal proceeding that may be instituted against us or others in respect of or relating to the Transaction; (vi) the risk that the announcement or pendency of the Transaction could damage our relationships with our existing employees, customers, suppliers or other commercial counterparties, or otherwise adversely affect our future condition, results of operation or general prospects; and (vii) such other risk factors and uncertainties as are identified in (A) the Company’s filing on Form 8-K, dated November 1, 2016, and (B) the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, and (C) the Company’s quarterly report on form 10-Q for the fiscal quarter ended June 30, 2016 (in each case, including any statements (whether written or oral) and other materials incorporated by reference therein). Given the foregoing risks factors and uncertainties, it is critically important that, prior to making any investment decision with respect to the Company, you read and consider carefully these (and any other) forward looking statements (whether written or oral) relating to the Company, the Transaction, the expected effects of Transaction on the future condition, results of operation or general prospects of the Company. We caution that all forward-looking statements contained or incorporated by reference herein (whether written or oral), represent our management’s beliefs and assumptions only as of the date first made, and we expressly disclaim any obligation to update any information contained in these forward-looking statements (whether written or oral), irrespective of any new information or facts, future events or circumstances, or developments in respect of the foregoing. You must read and consider carefully our filings with the SEC, with the understanding that our actual results may be materially different from the results we expect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Date: November 28, 2016	By:	/s/ Joseph L. Jackson
Joseph L. Jackson
Chief Executive Officer and Director